SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                      _________________

                          FORM 8-K


                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


                Date of Report:  May 30, 1996


       	                CASMYN CORP.

     (Exact name of registrant as specified in Charter)


                     			 Colorado

       (State or other jurisdiction of incorporation)

                    			  0-14136
               _______________________________
                  (Commission File Number)

                        84-0987840
              (IRS Employer Identification No.)

                 1335 Greg Street, Unit #104
                    Sparks, Nevada 89431

                 		   (702) 331-5524
    (Address and Telephone Number of Principal Executive
                          Offices)


    (Former name or former address, if changes since last
                           report)






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ITEM 5.   OTHER EVENTS

     On May 24, 1996, Casmyn Corp. (the "Company"), acquired 5,680,514 shares of restricted common stock of WestAmerica Corporation ("WestAmerica") for 606,061 shares of its restricted common stock. The transaction results in the Company holding approximately 65% of the outstanding common stock of WestAmerica. The Company has delivered an irrevocable proxy to a director of WestAmerica to vote these restricted shares, as a result the Company has not obtained voting control of WestAmerica and will account for the transaction as an investment.

                          EXHIBITS


     Exhibit No.                   Description      Page No.


       None


                         SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


              Dated this 30th day of May, 1996.



                              Casmyn Corp.
                     			      a Colorado corporation


                                    /s/  Douglas C. Washburn
                               		By____________________________
                              			   Douglas C. Washburn
                                    Vice President and Treasurer